SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary proxy statement.

|X|   Definitive proxy statement.

|_|   Definitive additional materials.

|_|   Soliciting material under Rule 14a-12.

|_| Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 21, 2005

                                   ----------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Central Europe and Russia Fund, Inc., a Maryland corporation (the "Fund"), will be held at 10:00 A.M., New York time, on June 21, 2005 at the offices of Deutsche Bank, 27th Floor, 345 Park Avenue, New York, New York 10154 for the following purposes:

      1. To elect three (3) Directors, each to serve for terms of three years and until their successors are elected and qualify.

      2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending October 31, 2005.

      3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

      Only holders of record of Common Stock at the close of business on May 3, 2005 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.

      If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Fund's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-800-221-4215.

                                              By Order of the Board of Directors

                                              Bruce A. Rosenblum
                                              Secretary

Dated: May 18, 2005

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT TO THE FUND. WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY, SO THAT THE FUND DOES NOT INCUR ANY ADDITIONAL EXPENSES OF SOLICITATION OF PROXIES.

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 21, 2005

                                ---------------
                                PROXY STATEMENT
                                ---------------

      This Proxy Statement is furnished by the Board of Directors of The Central Europe and Russia Fund, Inc. (the "Board of Directors" or "Board"), a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 10:00 A.M., New York time, on June 21, 2005 at the offices of Deutsche Bank, 27th Floor, 345 Park Avenue, New York, New York 10154. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy Card. However, if no instructions are specified, shares will be voted FOR the election of three (3) directors of the Fund ("Directors") nominated by the Board (Proposal 1), and FOR the ratification of the appointment by the Audit Committee and the Board of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the Fund (Proposal 2). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated proxy or by attending the Meeting and voting in person. If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund's common stock by another fund (whether registered, private or offshore) is unlawful. The votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful will be invalid.

      The close of business on May 3, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,197,209 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of Proxy Card will first be mailed to stockholders on or about May 18, 2005. If you hold your shares in a brokerage or bank account, your broker or bank may allow you to vote your shares by telephone or internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or internet.

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. The term of office for Directors in Class II expires at the 2005 Annual Meeting, Class III at the next succeeding Annual Meeting and Class I at the following succeeding Annual Meeting. Three Class II nominees are proposed in this Proxy Statement for election. The three Class II nominees, Dr. Kurt W. Bock, and Messrs. John Bult and Robert H.
Wadsworth, are the only persons nominated by your Board of Directors for election at this Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2008 and until his respective successor is elected and qualifies.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill that vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy Card to vote each Proxy Card for the election of our three Class II nominees listed above. Each of our Class II nominees is currently a member of the Board of Directors. Each Class II nominee has indicated that he will continue to serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of Proxy Card in accordance with their discretion.

INFORMATION REGARDING DIRECTORS AND OFFICERS

      The following table shows certain information about the nominees for election as Directors and about Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Ambassador Burt, who was elected to the Board on June 30, 2000, Mr. Langhammer, who was elected to the Board on May 9, 2003, Mr. Cannon, who was elected to the Board on April 23, 2004, and Dr. Bock, who was elected to the Board on May 5, 2004.

Nominees Proposed for Election:

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS II DIRECTORS
                                 (TERM WILL EXPIRE IN 2005; NOMINEES FOR TERM EXPIRING IN 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF                                 SHARES
                                                                              PORTFOLIOS IN                               OF COMMON
                                                                              FUND COMPLEX(2)                              STOCK
                                                                                OVERSEEN BY                             BENEFICIALLY
                                 TERM OF OFFICE                                 DIRECTOR OR      OTHER DIRECTORSHIPS      OWNED AT
NAME, ADDRESS(1)    POSITION(S)  AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR      HELD BY DIRECTOR OR      MARCH 31,
     & AGE           WITH FUND    TIME SERVED       DURING PAST FIVE YEARS       DIRECTOR        NOMINEE FOR DIRECTOR      2005(3)
------------------  -----------  -------------- ----------------------------- ---------------  ------------------------ ------------

                                                      NON-INTERESTED DIRECTORS

Dr. Kurt W. Bock,   Director     Since 2004     Member of the Board of               2         Director of The Germany      None
46(4)                                           Executive Directors and CFO,                   Fund, Inc. (since
                                                BASF Aktiengesellschaft                        2004).(2) Member of the
                                                (chemicals) (since 2003);                      Supervisory Boards of
                                                President, Logistics and                       Wintershall AG (since
                                                Information Services, BASF                     2003) and Basell N.V.
                                                Aktiengesellschaft                             (since 2003). Member of
                                                (2000-2003); Chief Financial                   the Advisory Boards of
                                                Officer, BASF Corporation                      WINGAS GmbH (since
                                                (1998-2000). Managing                          2003), WIEH GmbH (since
                                                Director, Robert Bosch Ltda.                   2003), Landesbank
                                                (automotive and industrial                     Baden-Wurttemberg
                                                products) (1996-1998); Senior                  (since 2003),
                                                Vice President, Finance and                    Initiative D21 (since
                                                Accounting, Robert Bosch GmbH                  2003), DBW ("Die
                                                (1994-1996); Senior Vice                       Betriebswirtschaft")
                                                President, Finance, Robert                     (since 2003), and
                                                Bosch GmbH (1992-1994); Head                   Gesellschaft fur
                                                of Technology, Planning and                    Unternehmensplanung
                                                Controlling, Engineering                       (IUP) (since 2004).
                                                Plastics division, BASF                        Member of the Boards of
                                                Aktiengesellschaft                             BASFIN Corporation
                                                (1991-1992); Executive                         (since 2002), Deutsches
                                                Assistant to BASF's Chief                      Rechnungslegungs
                                                Financial Officer (1987-1991).                 Standards Committee
                                                                                               ("DRSC") (since 2003),
                                                                                               Schmalenbachgesellschaft
                                                                                               (since 2004), and Jacob
                                                                                               Gould Schurman Stiftung
                                                                                               (since 2004). Member of
                                                                                               the Trustees of
                                                                                               Arbeitskreis
                                                                                               Evangelischer
                                                                                               Unternehmer ("AEU")
                                                                                               (since 2003). Member of
                                                                                               the Advisory Council of
                                                                                               Deutsche Bank AG (since
                                                                                               June 2004). Member of
                                                                                               the Advisory Board of
                                                                                               Gebr. Rochling KG
                                                                                               (since May 2004).

Robert H.           Director     Since 1990     President, Robert H. Wadsworth       79        Director of The New          3,406
Wadsworth, 65                                   Associates, Inc. (consulting                   Germany Fund, Inc.
                                                firm) (since 1983). President                  (since 1992) and The
                                                and Trustee, Trust for                         Germany Fund, Inc.
                                                Investment Managers                            (since 1986) as well as
                                                (registered investment                         other funds in the Fund
                                                companies) (1999-2002).                        Complex as
                                                President, Investment Company                  indicated.(6)
                                                Administration, L.L.C.
                                                (1992(5)-2001). President,
                                                Treasurer and Director, First
                                                Fund Distributors, Inc.
                                                (mutual fund distribution)
                                                (1990-2002). Vice President,
                                                Professionally Managed
                                                Portfolios (1991-2002) and
                                                Advisors Series Trust
                                                (registered investment
                                                companies) (1996-2002).

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS II DIRECTORS
                                    (TERM WILL EXPIRE IN 2005; NOMINEES FOR TERM EXPIRING IN 2008)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF                                 SHARES
                                                                              PORTFOLIOS IN                               OF COMMON
                                                                              FUND COMPLEX(2)                              STOCK
                                                                                OVERSEEN BY                             BENEFICIALLY
                                 TERM OF OFFICE                                 DIRECTOR OR      OTHER DIRECTORSHIPS      OWNED AT
NAME, ADDRESS(1)    POSITION(S)  AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR      HELD BY DIRECTOR OR      MARCH 31,
     & AGE           WITH FUND    TIME SERVED       DURING PAST FIVE YEARS       DIRECTOR        NOMINEE FOR DIRECTOR      2005(3)
------------------  -----------  -------------- ----------------------------- ---------------  ------------------------ ------------

                                                       INTERESTED DIRECTORS(7)

John Bult, 69       Director     Since 1990.    Chairman, PaineWebber                3         Director of The Germany      4,510
                                                International (asset                           Fund, Inc. (since 1986)
                                                management) (since 1985).                      and The New Germany
                                                                                               Fund, Inc. (since
                                                                                               1990).(2) Director of
                                                                                               The Greater China Fund,
                                                                                               Inc. (closed-end fund).


Directors whose term will continue:

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS III DIRECTORS
                                                     (TERM WILL EXPIRE IN 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF                                 SHARES
                                                                              PORTFOLIOS IN                               OF COMMON
                                                                              FUND COMPLEX(2)                              STOCK
                                                                                OVERSEEN BY                             BENEFICIALLY
                                 TERM OF OFFICE                                 DIRECTOR OR      OTHER DIRECTORSHIPS      OWNED AT
NAME, ADDRESS(1)    POSITION(S)  AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR      HELD BY DIRECTOR OR      MARCH 31,
     & AGE           WITH FUND    TIME SERVED       DURING PAST FIVE YEARS       DIRECTOR        NOMINEE FOR DIRECTOR      2005(3)
------------------  -----------  -------------- ----------------------------- ---------------  ------------------------ ------------

                                                      NON-INTERESTED DIRECTORS

Fred H.             Director     Since 2003     Chairman, Global Affairs, The        2         Director of The Germany      None
Langhammer, 61(8)                               Estee Lauder Companies Inc.                    Fund, Inc. (since
                                                (manufacturer and marketer of                  2003).(2) Director,
                                                cosmetics) (since July 2004);                  Gillette Company.
                                                Chief Executive Officer                        Director, Inditex, S.A.
                                                (2000-2004); President                         (apparel manufacturer
                                                (1995-2004); Chief Operating                   and retailer).
                                                Officer (1985-1999); Managing                  Director,
                                                Director, operations in                        German-American Chamber
                                                Germany (1982-1985);                           of Commerce, Inc.
                                                President, operations in Japan                 Co-Chairman, American
                                                (1975-1982).                                   Institute for
                                                                                               Contemporary German
                                                                                               Studies at Johns
                                                                                               Hopkins University.
                                                                                               Senior Fellow, Foreign
                                                                                               Policy Association.
                                                                                               Director, The Walt
                                                                                               Disney Company
                                                                                               (entertainment).

------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS III DIRECTORS
                                                     (TERM WILL EXPIRE IN 2006)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF                                 SHARES
                                                                              PORTFOLIOS IN                               OF COMMON
                                                                              FUND COMPLEX(2)                              STOCK
                                                                                OVERSEEN BY                             BENEFICIALLY
                                 TERM OF OFFICE                                 DIRECTOR OR      OTHER DIRECTORSHIPS      OWNED AT
NAME, ADDRESS(1)    POSITION(S)  AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR      HELD BY DIRECTOR OR      MARCH 31,
     & AGE           WITH FUND    TIME SERVED       DURING PAST FIVE YEARS       DIRECTOR        NOMINEE FOR DIRECTOR      2005(3)
------------------  -----------  -------------- ----------------------------- ---------------  ------------------------ ------------

                                                      NON-INTERESTED DIRECTORS

Werner Walbrol,     Director     Since 1990     President and Chief Executive        3         Director of The Germany      2,419
67(12)                                          Officer, The European American                 Fund, Inc. (since 1986)
                                                Chamber of Commerce, Inc.                      and The New Germany
                                                Senior Adviser, Coudert                        Fund, Inc. (since
                                                Brothers LLP (law firm).                       2004).(2) Director, TUV
                                                Formerly, President and Chief                  Rheinland of North
                                                Executive Officer, The German                  America, Inc.
                                                American Chamber of Commerce,                  (independent testing
                                                Inc. (until 2003).                             and assessment
                                                                                               services). Director,
                                                                                               The German American
                                                                                               Chamber of Commerce,
                                                                                               Inc. President and
                                                                                               Director,
                                                                                               German-American
                                                                                               Partnership Program
                                                                                               (student exchange
                                                                                               programs). Director,
                                                                                               AXA Art Insurance
                                                                                               Corporation (fine art
                                                                                               and collectible
                                                                                               insurer).

                                                       INTERESTED DIRECTORS(7)

Christian H.        Director and Since 1990     Director (since 1999) and            3         Director of The Germany      1,110
Strenger, 61        Chairman                    formerly Managing Director                     Fund, Inc. (since 1986)
                                                (1991-1999) of DWS Investment                  and The New Germany
                                                GmbH (investment management),                  Fund, Inc. (since
                                                a subsidiary of Deutsche Bank                  1990).(2) Member,
                                                AG.                                            Supervisory Board,
                                                                                               Fraport AG
                                                                                               (international airport
                                                                                               business). Board
                                                                                               member, Incepta PLC
                                                                                               (media and
                                                                                               advertising).
                                                                                               Non-executive Board
                                                                                               Member of Hermes Focus
                                                                                               Asset Management Europe
                                                                                               Ltd.

------------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I DIRECTORS
                                                     (TERM WILL EXPIRE IN 2007)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF                                 SHARES
                                                                              PORTFOLIOS IN                               OF COMMON
                                                                              FUND COMPLEX(2)                              STOCK
                                                                                OVERSEEN BY                             BENEFICIALLY
                                 TERM OF OFFICE                                 DIRECTOR OR      OTHER DIRECTORSHIPS      OWNED AT
NAME, ADDRESS(1)    POSITION(S)  AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR      HELD BY DIRECTOR OR      MARCH 31,
     & AGE           WITH FUND    TIME SERVED       DURING PAST FIVE YEARS       DIRECTOR        NOMINEE FOR DIRECTOR      2005(3)
------------------  -----------  -------------- ----------------------------- ---------------  ------------------------ ------------

                                                      NON-INTERESTED DIRECTORS

Ambassador Richard  Director     Since 2000     Chairman, Diligence LLC              54        Director of The Germany      1,817
R. Burt, 58                                     (international information                     Fund , Inc. (since
                                                collection and risk-management                 2000) and The New
                                                firm) (since 2002). Chairman,                  Germany Fund, Inc
                                                IEP Advisors Inc. (information                 (since 2004), as well
                                                services firm) (1998-2001).                    as other funds in the
                                                Chairman of the Board, Weirton                 Fund Complex as
                                                Steel Corp. (1996-2004).                       indicated.(9) Board
                                                Formerly, Partner, McKinsey &                  Member, IGT, Inc.
                                                Company (consulting firm)                      (gaming technology)
                                                (1991-1994). U.S. Ambassador                   (since 1995). Board
                                                to the Federal Republic of                     Member, Hollinger
                                                Germany (1985-1991).                           International (printing
                                                                                               and publishing) (since
                                                                                               1995). Board Member,
                                                                                               HCL Technologies, Inc.
                                                                                               (information technology
                                                                                               and product
                                                                                               engineering) (since
                                                                                               1999). Member, Textron
                                                                                               Inc. International
                                                                                               Advisory Council
                                                                                               (aviation, automotive,
                                                                                               industrial operations
                                                                                               and finance) (since
                                                                                               1996). Director, UBS
                                                                                               family of mutual funds
                                                                                               (since 1995).

John H. Cannon, 63  Director     Since 2004     Consultant (since 2002). Vice        3         Director of The New           172
                                                President and Treasurer,                       Germany Fund, Inc.
                                                Venator Group/ Footlocker Inc.                 (since 1990) and The
                                                (footwear retailer) (until                     Germany Fund, Inc.
                                                2001).                                         (since 2004).(2)

------------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS I DIRECTORS
                                                     (TERM WILL EXPIRE IN 2007)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF                                 SHARES
                                                                              PORTFOLIOS IN                               OF COMMON
                                                                              FUND COMPLEX(2)                              STOCK
                                                                                OVERSEEN BY                             BENEFICIALLY
                                 TERM OF OFFICE                                 DIRECTOR OR      OTHER DIRECTORSHIPS      OWNED AT
NAME, ADDRESS(1)    POSITION(S)  AND LENGTH OF      PRINCIPAL OCCUPATION(S)     NOMINEE FOR      HELD BY DIRECTOR OR      MARCH 31,
     & AGE           WITH FUND    TIME SERVED       DURING PAST FIVE YEARS       DIRECTOR        NOMINEE FOR DIRECTOR      2005(3)
------------------  -----------  -------------- ----------------------------- ---------------  ------------------------ ------------

                                                       INTERESTED DIRECTORS(7)

Detlef Bierbaum,    Director     Since 1990     Partner of Sal. Oppenheim Jr.        2         Director of The Germany      None
62                                              & Cie KGaA (investment                         Fund, Inc. (since
                                                management) (over five years).                 1986).(2) Member of
                                                                                               Supervisory Board,
                                                                                               Tertia
                                                                                               Handelsbeteiligungsgesell-
                                                                                               schaft mbH (electronics
                                                                                               retailer). Member of
                                                                                               Supervisory Board,
                                                                                               Douglas AG (retailer).
                                                                                               Member of Supervisory
                                                                                               Board, LVM
                                                                                               Landwirtschaftlicher
                                                                                               Versicherungsverein
                                                                                               (insurance). Member of
                                                                                               Supervisory Board,
                                                                                               Monega KAG. Member of
                                                                                               Supervisory Board, AXA
                                                                                               Investment Managers
                                                                                               GmbH (investment
                                                                                               company). Chairman of
                                                                                               Supervisory Board,
                                                                                               Oppenheim
                                                                                               Kapitalanlagegesellschaft
                                                                                               mbH (investment
                                                                                               company). Chairman of
                                                                                               Administrative Board,
                                                                                               Oppenheim Prumerica
                                                                                               Asset Management
                                                                                               S.a.r.l. (investment
                                                                                               company). Member of
                                                                                               Supervisory Board,
                                                                                               Atradius N.V.
                                                                                               (insurance company).
                                                                                               Member of the
                                                                                               Supervisory Board of
                                                                                               DWS Investment GmbH.
                                                                                               Member of the Board of
                                                                                               Duindee REIT, Toronto.

-------------------------------------------------------------------------------------------------------------------
                                                  CLASS I DIRECTORS
                                             (TERM WILL EXPIRE IN 2007)
-------------------------------------------------------------------------------------------------------------------

                                                                                                          SHARES
                                                                                                        OF COMMON
                                                                                                          STOCK
                                                                                                       BENEFICIALLY
                                           TERM OF OFFICE                                                OWNED AT
  NAME, ADDRESS(1)         POSITION(S)     AND LENGTH OF           PRINCIPAL OCCUPATION(S)              MARCH 31,
       & AGE                WITH FUND       TIME SERVED            DURING PAST FIVE YEARS                 2005(3)
-------------------      ---------------   --------------   -------------------------------------      ------------

                                               EXECUTIVE OFFICERS(10)

Julian Sluyters, 44      President and     Since 2004       Managing Director, Deutsche Asset              None
                         Chief Executive                    Management (since 2004). Formerly,
                         Officer                            President and Chief Executive Officer,
                                                            UBS Fund Services (2001-2003); Chief
                                                            Administrative Officer (1998-2001) and
                                                            Senior Vice President and Director of
                                                            Mutual Fund Operations (1991-1998) UBS
                                                            Global Asset Management.

Paul H. Schubert, 42     Chief Financial   Since 2004       Managing Director, Deutsche Asset              None
                         Officer                            Management (since 2004). Formerly,
                                                            Executive Director, Head of Mutual Fund
                                                            Services and Treasurer for UBS Family of
                                                            Funds at UBS Global Asset Management
                                                            (1994-2004); Vice President and Director
                                                            of Mutual Fund Finance at UBS Global
                                                            Asset Management (1994-1998).

Sandra M. Schaufler,     Chief Investment  Since 2004       Director, Deutsche Asset Management            None
37(11)(13)               Officer                            (since 2004). Formerly, Director of
                                                            Equity Sales, HVB Capital Markets
                                                            (2001-2003); Portfolio Manager, Deutsche
                                                            Asset Management (1997-2001).

Vincent J. Esposito,     Vice President    Since 2003       Managing Director, Deutsche Asset              None
48(11)                                                      Management (since 2003). Formerly,
                                                            Managing Director and Head of
                                                            Relationship Management, Putnam
                                                            Investments (1999-2003).

Bruce A. Rosenblum,      Secretary         Since 2003       Director, Deutsche Asset Management            None
44(11)                                                      (since 2002). Formerly, Vice President
                                                            of Deutsche Asset Management
                                                            (2000-2002); and partner with the law
                                                            firm of Freedman, Levy, Kroll & Simonds
                                                            (1997-2000).

Charles A. Rizzo,        Treasurer         Since 2003       Managing Director, Deutsche Asset              None
45(11)                                                      Management (since 2004). Formerly,
                                                            Director, Deutsche Asset Management
                                                            (2000-2004); Vice President and
                                                            Department Head, BT Alex. Brown
                                                            Incorporated (now Deutsche Bank
                                                            Securities Inc.) (1998-1999); Senior
                                                            Manager, Coopers & Lybrand L.L.P. (now
                                                            PricewaterhouseCoopers LLP) (1993-1998).

Kathleen Sullivan        Assistant         Since 2003       Director, Deutsche Asset Management            None
D'Eramo, 48(11)          Treasurer                          (since 2002). Manager, SevenFortyNine,
                                                            L.L.C. (commercial and residential
                                                            property) (since 2005). Formerly, Senior
                                                            Vice President, Zurich Scudder
                                                            Investments (2000-2002); Vice President,
                                                            Zurich Scudder Investments and its
                                                            predecessor companies (1995-2000).

----------
(1) The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

(2) The Fund Complex includes The Germany Fund, Inc. and The New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. It also includes 186 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States.

(3) All Directors and Executive Officers as a group (14 persons) owned 13,434 shares, which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

(4) Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.

(5)   Inception date of corporation which was predecessor to the LLC.

(6) Mr. Wadsworth serves as a Director/Trustee of the following investment companies: Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder Equity Trust, Scudder High Income Series, Scudder Investors Trust, Scudder State Tax-Free Income Series, Scudder Strategic Income Fund, Scudder Target Fund, Scudder Technology Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Value Series, Inc., Scudder Variable Series II, Cash Account Trust, Cash Equivalent Fund, Investors Cash Trust, Investors Municipal Cash Fund, Scudder Portfolios, Tax-Exempt California Money Market Fund, Scudder Money Funds, Scudder Yieldwise Funds, Scudder High Income Trust, Scudder Intermediate Government Trust, Scudder Multi-Market Income Trust, Scudder Municipal Income Trust, Scudder Strategic Income Trust, and Scudder Strategic Municipal Income Trust.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(7) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie. KGaA, which engages in brokerage with the Fund and other accounts managed by the investment adviser and manager. Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities LLC, a registered broker-dealer. Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

(8) In December 2001, Mr. Langhammer's two adult children borrowed $1 million from a Deutsche Bank Group company. As of April 1, 2004 the loan was fully paid off.

(9) Ambassador Burt serves as a Director/Trustee of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. Ambassador Burt also serves as a Director of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., which are closed-end investment companies. These funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

(10) Each also serving as an officer of The Germany Fund, Inc. and The New Germany Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders. Each of Messrs. Sluyters, Schubert, Rosenblum and Rizzo, and Ms. D'Eramo also serves as an officer of other funds in the Fund Complex.

(11) Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

(12) Mr. Walbrol has a mortgage loan through Deutsche Bank. As of March 16, 2005, the principal amount outstanding was $601,295.77.

(13) Ms. Schaufler's husband, Mr. Hanspeter Ackermann, is the former Chief Investment Officer for the Fund (resigned March 2004).

      The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                             SECURITIES IN ALL FUNDS OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY         DIRECTOR OR NOMINEE IN FAMILY OF
      NAME OF DIRECTOR OR NOMINEE             SECURITIES IN THE FUND(1)         INVESTMENT COMPANIES (1), (2)
      ---------------------------             -------------------------      -----------------------------------
      Detlef Bierbaum                                   None                                None
      Dr. Kurt W. Bock                                  None                                None
      John Bult                                     over $100,000                       over $100,000
      Ambassador Richard R. Burt                 $50,001 - $100,000                  $50,001 - $100,000
      John H. Cannon                                    None                          $10,001 - $50,000
      Fred H. Langhammer                                None                                None
      Christian H. Strenger                       $10,001 - $50,000                   $10,001 - $50,000
      Robert H. Wadsworth                        $50,001 - $100,000                     over $100,000
      Werner Walbrol                             $50,001 - $100,000                     over $100,000

----------
(1)   Valuation date is March 31, 2005.

(2) The Family of Investment Companies consists of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

      The Board of Directors presently has five standing committees including an audit committee (the "Audit Committee"), an advisory committee (the "Advisory Committee"), an executive committee (the "Executive Committee"), a nominating committee (the "Nominating Committee") and a special committee on shareholder initiatives (the "Special Shareholder Initiatives Committee").

      The Audit Committee, comprising Messrs. Burt, Cannon, Wadsworth and Walbrol, operates pursuant to a written charter. The Audit Committee's organization and responsibilities are contained in the Audit Committee Report, which is included in this Proxy Statement, and in its written charter. The members of the Audit Committee are "independent" as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that each member of the Audit Committee is financially literate and has determined that each of Messrs. Cannon and Wadsworth meets the requirements for an audit committee financial expert under the rules of the Securities and Exchange Commission ("SEC"). Although the Board has determined that these individuals meet the requirements for an audit committee financial expert, their responsibilities are the same as those of the other audit committee members. They are not auditors or accountants, do not perform "field work" and are not full-time employees. The SEC has determined that an audit committee member who is designated as an audit committee financial expert will not be deemed to be an "expert" for any purpose as a result of being identified as an audit committee financial expert. The Audit Committee met seven times during the fiscal year ended October 31, 2004.

      The Advisory Committee, comprising Messrs. Bierbaum, Burt, Wadsworth and Walbrol, makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Investment Management Americas Inc., and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year, in connection with the annual continuance of those agreements.

      The Executive Committee, comprising Messrs. Burt, Strenger, Wadsworth and Walbrol, has the authority to act for the Board on all matters between meetings of the Board subject to any limitations under applicable state law. During the past fiscal year the Executive Committee did not meet.

      The Special Shareholder Initiatives Committee, comprising Messrs. Bult, Burt, Cannon, Wadsworth and Walbrol, has the authority to act for the Board on all matters relating to stockholder initiatives. The Special Shareholder Initiatives Committee met once during the past fiscal year.

      The Nominating Committee comprises Messrs. Burt, Wadsworth and Walbrol. The Board has determined that each of the members is not an "interested person" as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Nominating Committee's organization and responsibilities are set forth in the Nominating Committee Charter, which is attached hereto as Annex A. Generally, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board or any committee of the Board. To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge and must not have any Conflict of Interest, as those terms are defined in the Fund's Bylaws. The relevant portions of the Fund's Bylaws describing these requirements are included as Annex B. The Nominating Committee may also take into account additional factors listed in the Nominating Committee Charter, which generally relate to the nominee's industry knowledge, business experience, education, ethical reputation, special skills, ability to work well in group settings and the ability to qualify as an "independent director."

      The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Charter or Bylaws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this Proxy Statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's Bylaws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's Bylaws. The relevant portions describing these requirements are included as Annex C. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating Committee met once during the past fiscal year.

      All members on each of the five committees of the Board are non-interested persons (except that Mr. Strenger, an interested person, is a member of the Executive Committee; Mr. Bierbaum, an interested person, is a member of the Advisory Committee; and Mr. Bult, and interested person, is a member of the Special Shareholder Initiatives Committee).

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director that served as a Director during the past fiscal year, with the exception of Mr. Langhammer, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. The Board has a policy that encourages Directors to attend the Annual Meeting of Stockholders, to the extent travel to the Annual Meeting of Stockholders is reasonable for that Director. Two Directors attended the 2004 Annual Meeting of Stockholders.

      To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at 345 Park Avenue, NYC20-2799, New York, New York 10154 (c/o The Central Europe and Russia Fund, Inc.), addressed to (i) the Board of Directors of the Fund or an individual Director, and (ii) the Secretary of the Fund. The Secretary of the Fund will direct the correspondence to the appropriate parties.

      The Fund pays each of its Directors who is not an interested person of the Fund, of the investment adviser or of the manager an annual fee of $7,500 plus $750 for each Board and Committee meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. No Director of all three funds is paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and no such Director receives more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. These three funds, together with 186 other open- and closed-end funds advised by wholly-owned entities of the Deutsche Bank Group in the United States, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the SEC. The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended October 31, 2004, and (b) the total compensation from each fund in the Fund Complex for the 2004 fiscal year of each such fund, for
(i) each Director who is not an interested person of the Fund, and (ii) all such Directors as a group:

                                 AGGREGATE COMPENSATION      TOTAL COMPENSATION
      NAME OF DIRECTOR                 FROM FUND              FROM FUND COMPLEX
      ----------------           ----------------------      ------------------
Dr. Kurt W. Bock                        $ 5,750                   $ 11,500
Ambassador Richard R. Burt              $16,250                   $199,370
John H. Cannon                          $ 7,750                   $ 28,750
Fred H. Langhammer                      $ 9,000                   $ 17,250
Robert H. Wadsworth                     $12,500                   $171,500
Werner Walbrol                          $16,000                   $ 37,000
                                        -------                   --------
                  Total                 $67,250                   $465,370
                                        =======                   ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

      REQUIRED VOTE.  Provided a quorum has been  established,  the  affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director. For purposes of the election of Directors, abstentions will have no effect on the result of the vote.

         PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has approved PricewaterhouseCoopers LLP (the "Firm" or "PwC"), an independent registered public accounting firm, as independent auditors for the Fund for the fiscal year ending October 31, 2005. A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940
Act) of the Fund, have ratified the appointment of PwC as the Fund's independent auditors for that fiscal year. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent auditors for the Fund since inception.

      Neither our Charter nor Bylaws requires that the stockholders ratify the appointment of PwC as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain PwC, but may retain such independent auditors. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

      REQUIRED VOTE. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Audit Committee and the Board of Directors of PwC as independent auditors for the Fund for the fiscal year ending October 31, 2005. For purposes of Proposal 2, abstentions will have no effect on the result of the vote.

           INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT AUDITORS

      The following table shows fees paid to PwC by the Fund during the Fund's two most recent fiscal years: (i) for audit and non-audit services provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for the Fund's manager and investment adviser and certain entities controlling, controlled by, or under common control with the manager and investment adviser that provide ongoing services to the Fund (collectively, the "Adviser Entities"), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of each Board will review, at least annually, whether PwC's receipt of non-audit fees from the Fund, the Fund's manager, the Fund's investment adviser and all Adviser Entities is compatible with maintaining PwC's independence.

                         AUDIT FEES(1)    AUDIT RELATED FEES(2)        TAX FEES(3)          ALL OTHER FEES(4)
                         -------------    ---------------------    -------------------     -------------------
                                                      ADVISER                  ADVISER                ADVISER
                              FUND          FUND      ENTITIES      FUND      ENTITIES     FUND       ENTITIES
                            -------        ------     --------     ------     --------     ----       --------
2004....................    $66,500        $  185     $453,907     $6,700         --        --           --

2003....................    $63,500        $1,205     $662,457     $9,267      $50,000      --           --

----------
(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

      Audit Committee Pre Approval Policies and Procedures. Generally, the Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund's independent auditors and (ii) all non-audit services to be performed by the Fund's independent auditors for the Fund's investment adviser or any Adviser Entities with respect to operations and financial reporting of the Fund. The Chair of the Audit Committee may approve or deny the request to engage the auditors to provide any fund services or fund-related services that are not listed on the pre-approved list if the cost associated with the request is $50,000 or less, or at the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. The auditors shall report to the Audit Committee at each of its regular meetings all audit or non-audit services to the Fund and all non-audit services to the Adviser Entities that relate directly to the Fund's operations and financial reporting initiated since the last such report was rendered, including a general description of the services and projected fees and the means by which such services were approved by the Audit Committee. The engagement of the auditors to provide certain services customarily required by the Fund in the ordinary course of its operation or by an Adviser Entity in the ordinary course of its operation is approved by the Audit Committee subject to pre-determined dollar limits. In all cases where an Adviser Entity engages the auditors to provide audit or non-audit services relating to Fund operations or financial reporting and the projected fees for such engagement exceed $25,000, the auditors will notify the Audit Committee not later than their next meeting.

      All Non-Audit Fees. The table below shows the aggregate non-audit fees billed by PwC for services rendered to the Fund and to the Advisor Entities that provide ongoing services to the Fund, whether or not such engagements relate directly to the operations and financial reporting of the Fund, for the two most recent fiscal years for the Fund.

            FISCAL YEAR                   AGGREGATE NON-AUDIT FEES
            -----------                   ------------------------
               2004                              $1,160,467
               2003                              $5,003,444

                             AUDIT COMMITTEE REPORT

      The purposes of the Audit Committee are 1) to assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements;
(iii) the independent auditors' qualifications and independence; and (iv) the performance of the independent auditors; and 2) to prepare this report. Each member of the Audit Committee is "independent," as required by the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee operates pursuant to a written charter. As set forth in the Audit
Committee Charter, management of the Fund and applicable service providers are responsible for the preparation, presentation and integrity of the Fund's financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund's annual financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with Management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Fund's investment adviser, manager or to any entity controlling, controlled by or under common control with the Fund's investment adviser or manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

      The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the fiscal year ended October 31, 2004.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
John Cannon
Robert H. Wadsworth
Werner Walbrol

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 13, 2005 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's investment adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund's manager, is located at 345 Park Avenue, New York, New York 10154.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      Based on a review of reports filed by the Fund's directors and executive officers, the investment manager, officers and directors of the investment manager, affiliated persons of the investment manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended October 31, 2004 were timely, except that Vincent J. Esposito and Sandra-Maria Schaufler each filed a Form 3 late and John A. Bult and Robert H. Wadsworth each filed a Form 4 late. Each person has since corrected his/her omission by making the necessary filing.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2006 Annual Meeting, the proposals must be received at The Central Europe and Russia Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154, Attention: Secretary, on or before January 18, 2006.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2006 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the By-laws must be delivered to the Fund's Secretary, at the principal executive offices of the Fund, between January 18, 2006 and February 17, 2006. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $9,500, plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2004 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The Central Europe and Russia Fund, Inc., c/o Deutsche Asset Management, 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to
1-800-437-6269. Annual reports are also available on the Fund's web site: www.ceefund.com.

                                                Bruce A. Rosenblum
                                                Secretary

Dated: May 18, 2005

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE FUND.

                                                                         ANNEX A

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                                  (THE "FUND")

                          NOMINATING COMMITTEE CHARTER
                         (ADOPTED AS OF APRIL 23, 2004)

      The Board of Directors (the "Board") of the Fund has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

      The primary purposes and responsibilities of the Committee are:

            (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created;

            (ii) to consider all candidates proposed to become members of the Board, subject to applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the procedures and policies set forth in this Charter and the Fund's annual proxy statement;

            (iii) to select and  nominate,  or recommend  for  nomination by the
                  Board, candidates for election as Directors;

            (iv) in the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, to make a recommendation to the Board as to the class of directors in which the individual should serve;

            (v) to make recommendations to the Board from time to time as to any changes that the Committee believes to be desirable to the provisions of the Fund's By-laws regarding minimum standards and qualifications for service as a Director on the Board or to any charter of committees of the Board regarding minimum standards and qualifications for service as a committee member, and to recommend to the Board, or to set, any additional standards or qualifications considered necessary or desirable for service as a Director on the Board or as a member of a committee of the Board;

            (vi) to identify Board members qualified to fill vacancies on any committee of the Board, taking into account any qualifications or other criteria set forth in the charter of that committee, and to recommend that the Board appoint the identified member or members to that committee;

            (vii) to make  recommendations  to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof;

            (viii)to review with counsel,  at least  annually,  each  Director's affiliations and relationships for purposes of determining whether such Director is a person who is not an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

            (ix) to assist management in the preparation of the disclosure in the Fund's annual proxy statement regarding the operations of the Committee; and

            (x) to perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board or committee members.

ORGANIZATION AND GOVERNANCE

      The Committee shall consist solely of three or more members of the Board. The Committee must consist entirely of Board members who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"). Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

      One or more members of the Committee may be designated by the Board as the Committee's chairperson or co-chairperson, as the case may be.

      The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Committee meetings shall be held in accordance with the Fund's By-laws.

CRITERIA FOR DIRECTOR NOMINEES

      To be eligible for nomination as a Director a person must, at the time of such person's nomination, have Relevant Experience and Country Knowledge, as defined in the Fund's By-laws, and must not have any Conflict of Interest, as defined in the Fund's By-laws. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Committee in its sole discretion. The Committee may also take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

IDENTIFICATION OF NOMINEES

      In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's Directors, (ii) the Fund's officers, (ii) the Fund's investment manager, investment adviser or their affiliates, (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, siblings, uncles, aunts, grandparents, nieces and nephews. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY STOCKHOLDERS

      The  Committee  will consider  nominee  candidates  properly  submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in this Charter and the Fund's annual proxy statement, including the requirements that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

DELEGATION TO SUBCOMMITTEE

      The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

RESOURCES AND AUTHORITY OF THE COMMITTEE

      The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

                                                                         ANNEX B

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
                              EXCERPTS OF BY-LAWS

ARTICLE II

      Section 13. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 13(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

            (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph
      (a)(1) of this Section 13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which disclosure of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Corporation that are beneficially owned by such person, (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act or pursuant to the Investment Company Act and the rules thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (D) a statement specifying which of clauses (1)-(7) of the definition of "Relevant Experience and Country Knowledge" in Article III, Section 3 of the Bylaws the person being nominated satisfies, information relating to such person sufficient to support a determination that the person satisfies the specified clause or clauses of the definition and a representation that the person does not have a "Conflict of Interest" as defined in Article III, Section 3 of the Bylaws; (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and
      (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's stock ledgers and a current name and address, if different, and of such beneficial owner, and
      (y) the class and number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

            (3) Notwithstanding anything in this subsection (a) of this Section 13 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with
      Article  III,  Section  2  of  these  Bylaws,   and  there  is  no  public
      announcement of such action at least 100 days prior to the first anniversary of the date of mailing of the preceding year's annual meeting, a stockholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

      (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 13 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election as a director as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this
Section 13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

      (c) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 and Article III, Section 3 of these Bylaws shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

            (2) For purposes of this Section 13, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) "public announcement" shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act or the Investment Company Act.

            (3) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the Investment Company Act and the rules and regulations thereunder with respect to the matters set forth in this
      Section 13. Nothing in this Section 13 shall be deemed to affect any right of stockholders to request inclusion of proposals in, nor the right of the Corporation to omit a proposal from, the Corporation's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

ARTICLE III

      Section 3. Qualifications. Directors need not be stockholders. Each Director shall hold office until the earlier of: (a) the expiration of his term and his or her successor shall have been elected and qualifies, (b) his or her death, (c) his or her resignation, or (d) his or her removal. To be eligible for nomination as a director a person must, at the time of such person's nomination by the Board of Directors, (a) have Relevant Experience and Country Knowledge (as defined below), (b) not have any Conflict of Interest (as defined below) and
(c) not be of an age such that he will attain the age of over 70 years in the calendar year in which his or her term will end; provided that clause (c) shall not apply to any person who was a Director on October 15, 1999 or to any person whom the Nominating Committee (or in the absence of such a Committee, the Board of Directors) determines to except from that clause on the basis that the person's prior public or government service or other broad-based activities in the business community make it essential that the Corporation continue to receive the benefit of the person's services as a Director. The determination described in the previous sentence shall be made on or before the time of nomination. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion. For purposes of the following definitions of Relevant Experience and Country Knowledge and Conflict of Interest, the term "Specified Country" means any one or more of the following countries: Czech Republic, Hungary, Germany, Poland or Russia. Whether a proposed nominee satisfies the foregoing qualifications shall be determined by the Nominating Committee or, in the absence of such a Committee, by the Board of Directors, each in its sole discretion.

      "Relevant Experience and Country Knowledge" means experience in business, investment, economic or political matters of a Specified Country or the United States, through service for 10 of the past 20 years (except where a shorter period is noted) in one or more of the following principal occupations:

      (1) senior executive officer or partner of a financial or industrial business headquartered in a Specified Country and that has annual revenues of at least the equivalent of US $500 million,

      (2) senior executive officer or partner of a financial or industrial business headquartered in the United States that has annual revenues of at least the equivalent of US $500 million and whose management responsibilities include supervision of business operations in a Specified Country or other European country,

      (3) director (or the equivalent) for 5 of the past 10 years of one or more investment businesses or vehicles (including this Corporation) a principal focus of which is investment in one or more Specified Countries and that have at least the equivalent of US $250 million in combined total assets of their own,

      (4) senior executive officer or partner of an investment management business having at least the equivalent of US $500 million in securities of companies in one or more Specified Counties or securities principally traded in one or more Specified Countries under discretionary management for others,

      (5) senior executive officer or partner of a business consulting, accounting or law firm having at least 100 professionals and whose principal responsibility involves or involved providing services involving matters relating to a Specified Country or other European country for financial or industrial businesses, investment businesses or vehicles or investment management businesses as described in (1)-(4) above,

      (6) senior official (including ambassador or minister) (i) in the national government, a government agency or the central bank of a Specified Country or the United States, (ii) in a major supranational agency or organization of which a Specified Country or the United States is a member, or (iii) in a leading international trade organization relating to a Specified Country or the United States, in each case in the area of finance, economics, trade or foreign relations, or

      (7) current director or senior officer (without regard to years of service) of an investment manager or adviser of the Corporation, or of any entity controlling or under common control with an investment manager or adviser of the Corporation.

For purposes of clauses (1)-(5) of the preceding sentence and clauses (1)-(2) of the next paragraph, the term "financial or industrial business" includes a financial or industrial business unit within a larger enterprise; the term "investment businesses or vehicles" includes an investment business unit or investment vehicle within a larger enterprise; the term "investment management business" includes an investment management business unit within a larger enterprise; and the term "investment vehicle" includes an investment vehicle within a larger enterprise; but in each case only to the extent the unit satisfies the revenue, asset and other requirements specified for the business or vehicle in clauses (1)-(5) of the preceding sentence or clauses (1)-(2) of the next paragraph.

      "Conflict of Interest" means the presence of a conflict with the interests of the Corporation or its operations through any of the following:

      (1) current position (a) as a director, officer, partner or employee of another investment vehicle a significant (i.e., 25% or more of total assets) focus of which is securities of companies in one or more Specified Countries or securities principally traded in markets of one or more Specified Countries and that does not have the same investment adviser as the Corporation or an investment adviser affiliated with an investment adviser of the Corporation, and (b) having direct and regular responsibilities relating to that investment vehicle,

      (2) current position as (a) a director, officer, partner or employee of the sponsor (or equivalent) of an investment vehicle described in the previous point and (b) having direct and regular responsibilities relating to that investment vehicle, or

      (3)   current  position  as  an  official  of  a  governmental  agency  or
            self-regulatory  body  having   responsibility  for  regulating  the
            Corporation or the markets in which it proposes to invest.

                                   [CEE LOGO]

                                      PROXY

                    THE CENTRAL EUROPE AND RUSSIA FUND, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      The undersigned stockholder of The Central Europe and Russia Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Julian Sluyters, Bruce A. Rosenblum and Patricia Rosch Carrington, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 10:00 A.M., New York time, on June 21, 2005 at the offices of Deutsche Bank, 345 Park Avenue, New York, New York 10154 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

      THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2 AS DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1.   FOR each of the nominees    WITHHOLD AUTHORITY   FOR all nominees except as
     for director listed         as to all listed     marked to the contrary
     below. |_|                  nominees. |_|        below. |_|

 (INSTRUCTIONS: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                                Dr. Kurt W. Bock
                                  Mr. John Bult
                             Mr. Robert H. Wadsworth

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending October 31, 2005.

      FOR |_|                    AGAINST |_|                 ABSTAIN |_|

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                                    ----------------------------
                                                              Signature

                                                    ----------------------------
                                                     Signature, if held jointly

                                                    ----------------------------
                                                         Dated: ______, 2005